March 22, 2021 Simmons Energy 21st Annual Energy Conference

Copyright 2020 ChampionX. All rights reserved. 2 Notices & Disclaimers Forward-Looking Statements This investor presentation contains statements relating to future actions and results, which are "forward-looking statements" within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements relate to, among other things, ChampionX's market position and growth opportunities. Forward-looking statements include, statements related to ChampionX’s expectations regarding the performance of the business, financial results, liquidity and capital resources of ChampionX. Forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from current expectations, including, but not limited to, changes in economic, competitive, strategic, technological, tax, regulatory or other factors that affect the operation of ChampionX’s businesses. You are encouraged to refer to the documents that ChampionX files from time to time with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” in ChampionX’s Annual Report on Form 10-K for the year ended December 31, 2020, and in ChampionX’s other filings with the SEC. Readers are cautioned not to place undue reliance on ChampionX’s forward-looking statements. Forward-looking statements speak only as of the day they are made and ChampionX undertakes no obligation to update any forward-looking statement, except as required by applicable law. Non-GAAP Measures This investor presentation, and the related discussions, contains certain non-GAAP financial measures, which should be considered only as supplemental to, and not as superior to financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). Please refer to the Appendix of this presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP and definitions and calculation methodologies of defined terms used in this investor presentation. For additional information about our non- GAAP financial measures, see our filings with the SEC. Results on a Pro Forma Basis On June 3, 2020, Apergy Corporation closed on the acquisition of ChampionX Holding, Inc. (“the Transaction”) and changed its name ChampionX Corporation. “Reported results” reflect the respective contributions from each company based on the close of the Transaction. For comparative purposes, management has also presented herein certain unaudited pro forma financial information as if the Transaction was completed on January 1, 2019, including results on a pro forma basis for revenue, income before income taxes, income before income taxes margin, adjusted EBITDA, adjusted EBITDA margin, segment revenue, segment operating profit (loss), segment adjusted EBITDA, segment adjusted EBITDA margin for the years ended December 31, 2020, and December 31, 2019, and the quarterly periods ended December 31, 2020, September 30, 2020, and December 31, 2019. The financial results on a pro forma basis are provided to assist investors in assessing ChampionX’s performance on a basis that includes the combined results of operations of both Apergy Corporation and ChampionX Holding, Inc. for the full reporting period. ChampionX management believes this unaudited pro forma historical financial information helps investors understand the long-term profitability trends of its newly combined business giving effect to the Transaction and facilitates comparisons of our profitability to prior and future periods and to our peers. The historical financial results on a pro forma basis herein may not be comparable to similarly titled measures reported by other companies.

Copyright 2020 ChampionX. All rights reserved. 3 ▪ We are continuing to evaluate the full impact of the winter storm ▪ Due to winter storm impacts, we now expect first quarter 2021 Revenue and Adjusted EBITDA near the low end of our prior guidance range of $650 million to $700 million, and $90 million to $100 million, respectively ▪ Our Chemical Technologies businesses were the most impacted by the winter storm: • Raw materials supply chain disruptions due to shutdowns of Gulf Coast petrochemical and chemical plants • Lower consumable production chemicals sales due to lost oil & gas production • Repair and start up costs associated with repairing storm damage to facilities and associated lower absorption due to facility shut down • Our teams are working hard to ensure supply assurance to our customers • All our facilities are fully operational, but we continue to experience some raw material supply chain disruptions ▪ We expect Production & Automation Technologies and Drilling Technologies to fully recover from winter storm impacts within the first quarter, given improved activity levels in March ▪ We still expect exit 2021 adjusted EBITDA margin to exceed exit 2020 level, driven by volume and price improvements, and further realization of cost synergies Winter Storm Impact Update Note: See appendix for reconciliation of non-GAAP financial measures including adjusted EBITDA.

Copyright 2020 ChampionX. All rights reserved. 4 ▪ Global leader in production-optimization solutions – focused on collaboratively solving customer problems and enhancing productivity in the “long tail” production phase of the well ▪ Most trusted brands – recognized for quality, performance, and customer service ▪ Diversified global customer base and deep relationships with the largest and most stable players in the oil and gas industry ▪ Global presence with balanced portfolio across regions and production types ▪ Strong financial profile – sustained profitability and free cash flow through business cycles ▪ Platform to capitalize on increasing customer adoption of digital solutions to drive wellsite productivity Unlocking energy to drive value for our customers, employees and shareholders ChampionX Overview 4

Copyright 2020 ChampionX. All rights reserved. 5 ChampionX is Present Across the Wellsite ARTIFICIAL LIFT 1. Progressive Cavity Pumps 2. Rod Lift 3. Plunger Lift 4. ESP 5. Gas Lift 10 1 2 3 4 15 DIGITAL 10. IIoT Enabled Technologies 11. Optimization Software 12. Remote Monitoring 11 10 11 DRILLING TECHNOLOGIES 6. Diamond Drill Bit Inserts 7. Diamond Bearings 12 6 7 CHEMICAL TECHNOLOGIES 8. Production Chemicals 9. Drilling & Completion Chemicals 8 9 5

ChampionX Portfolio Profile

Production-oriented portfolio with strong product & technology offering

Geography[1]



APAC
Latin America
5%
13%
14%
47%
U.S.
Middle East & Africa
11%
10%
Europe & Russia
Canada

- Diversified geographic footprint with a balanced international mix
- Scale, geographic presence in 55+ countries

Business Mix[1]



Drilling, Completions & Other 13%
Production & Automation Technologies
Production Chemical Technologies
Production 87%

- Diversified equipment and solutions provider with significant production-levered revenue
- Integrated platform of production-optimization and services

Top 20 Customer Profile[2]



OFS, Independents & Other
22%
78%
IOCs & NOCs

- Top 20 customers represented 47% of 2020 consolidated pro forma revenue
- High exposure to large, stable, high-quality National and International Oil Companies

Note: See appendix for reconciliation of non-GAAP financial measures including pro forma revenue.

1. Based on pro forma revenue for the year ended December 31, 2020.
2. Based on pro forma revenue for the year ended December 31, 2020.

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Copyright 2020 ChampionX. All rights reserved.

Copyright 2020 ChampionX. All rights reserved. % Total ChampionX1 Geography1 Domain Expertise Pro Forma FY’20 Revenue 7 ▪ 400+ Scientists and Technologists ▪ 3,800 Sales, Service, and Supply Chain Personnel ▪ #1 in Customer Satisfaction in Production Chemicals Category2 Overview of Production Chemical Technologies Production Chemical Technologies $1.8 billion Note: May not foot due to rounding. See appendix for reconciliation of non-GAAP financial measures including pro forma revenue. 1 Percent of ChampionX pro forma revenue for the year ended December 31, 2020. 2 Awarded by EnergyPoint Research. 65% U.S. CanadaEurope & Russia Middle East & Africa Latin America Asia Pacific 38% 13% 17% 16% 4% ▪ Consumable, proprietary chemical solutions that enhance well production and maximize cash flow over the multi-decade life of a well ▪ Full range of onshore, offshore, conventional, unconventional, and oil sands operations supporting the entire life cycle of the well ▪ Onsite experts, logistics specialist and over 1,700 owned and licensed patents ▪ Innovative solutions for corrosion management, oil and water separation, sour gas treatment, flow assurance, water treatment and related issues ▪ Focused on production activity, paid out of customers’ operating expense and influenced by lifting cost economics ▪ Global presence with locations in over 55 countries 7

Copyright 2020 ChampionX. All rights reserved. 8 Production Chemical Technologies Has a Leading Position in the Global Oilfield Chemicals Market Source: Kimberlite International Oilfield Research and company estimates. ChampionX benefits from top 3 leadership positions across key categories: ▪ Corrosion management and control ▪ Scale management and control ▪ Bacteria management and control ▪ Oil and water separation ▪ Wax and asphaltene management and control ▪ Water shut off and control ▪ H2S management and control ▪ Hydrate management and control ▪ Automated chemical control and reporting Estimated Global Production Chemicals Market Share Competitor A Competitor B Competitor C Competitor D All Others 8

Overview of Production & Automation Technologies

CHAMPIONX

FY'20 Revenue

$616mm

- Leading provider of production & automation equipment and digital solutions for global E&P operators
- Proven brands known for performance reliability, technology, manufacturing quality and pre and post sales support
- Broadest artificial lift portfolio that supports oil and gas operators over life of well
- Trusted partner to lower production costs for operators and optimize well efficiency
- Investment in New Product Development within ESP and our Digital platforms will continue to deliver share of wallet gains in the cycle and further diversify our revenue mix
- Global sales & service locations: 110+ (North America) & 22 (Rest of World)

% Total ChampionX[1]	Product Mix[2]	Geography[2]	U.S. Basin[2]



Production & Automation Technologies
22%



Other Production Equip.
5%
Digital
16%
80%
Artificial Lift



ROW
Asia Pacific
16%
8%
Europe
2%
74%
U.S.



Other
25%
49%
Permian
Mid-Con
5%
6%
Rockies
15%
Bakken

Note: May not foot due to rounding. See appendix for reconciliation of non-GAAP financial measures including pro forma revenue.
[1] % of ChampionX pro forma revenue for the year ended December 31, 2020.
[2] % of segment revenue for the year ended December 31, 2020.

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Copyright 2020 ChampionX. All rights reserved.

Artificial Lift Product Offering

Managing the Life Cycle of the Well

SMARTEN Controls

XSPOC™ Production Optimization Software Tools
Smarten™ Hardware (RTU/Controllers)

THETA OILFIELD SERVICES

FY'20 Artificial Lift Revenue $491mm	Electrical Submersible Pump (ESP)	Rod Lift	Gas Lift & Hydraulic Lift	Other [2]
	35% of Sales[1]	35% of Sales[1]	8% of Sales[1]	23% of Sales[1]

Illustrative Well Production and Optimal Form of Artificial Lift Progression



Flow Rate (bbls/d)
Time
Primary ESP
Secondary ESP
Gas Lift
Rod Lift
Plunger Lift

Note: May not foot due to rounding.
[1] Represents % of FY 2020 worldwide artificial lift product revenue.
[2] Other includes PCP and plunger lift.

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Copyright 2020 ChampionX. All rights reserved.

Platform to Deliver Production Optimization Solutions and Accelerate Digital Adoption in the Oilfield

CHAMPIONX

Chemical Solutions

Fluid and Chemical Injection Optimization

- Controlled dosing of chemicals for well optimization and performance
- Scalable dosing solution for different lift types
- Optimal gas injection software for higher yield

Artificial Lift & Drilling

Production Surveillance and Monitoring

- Continuous reservoir monitoring
- Smart edge devices for the well site
- Field level optimization algorithms
- Remote monitoring and control

Asset Integrity Management

Predictive Failure Analysis of Production Equipment

- Services to periodically review well performance
- Continuous equipment health monitoring through AI models
- AI models deployed in the cloud for prescriptive insights

ChampionX's Strong Track Record of Digital Revenue Growth



$ in millions
2016 – 2020 CAGR: +11%
$65
$82
$119
$135
$98
2016
2017
2018
2019
2020

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Copyright 2020 ChampionX. All rights reserved.

Overview of Drilling Technologies

CHAMPIONX

FY'20 Revenue

$116mm

- Industry leader in polycrystalline diamond cutters for oil & gas drilling and diamond bearings with industry reputation for innovation, quality and customer service

  USSynthetic. USSynthetic. Bearings

- Critical partner to customers in achieving drilling productivity
  - 95%+ of drill bit inserts are designed to meet unique requirements and finished to exact customer specifications
- Well positioned to leverage industry trends – U.S. shale, horizontal drilling, increasing laterals, more difficult drilling formations
- Leveraging diamond science for additional growth

% Total ChampionX[1]	Product Mix[1]	Geography[2]
		

Drilling Technologies
4%

Bearings
11%
89%
Polycrystalline Diamond Cutters (PDC)

ROW
9%
Asia Pacific
8%
Europe
12%
71%
North America

Note: May not foot due to rounding. See appendix for reconciliation of non-GAAP financial measures including pro forma revenue.
[1] Percent of ChampionX pro forma revenue for the year ended December 31, 2020.
[2] Represents geography by the location of our direct customer for the year ended December 31, 2020.

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Copyright 2020 ChampionX. All rights reserved.

Copyright 2020 ChampionX. All rights reserved. Diamond Bearings ▪ Diamond bearings in downhole tools is a fast-growing product line, which: ▪ Provides higher load capability ▪ Allows designs with seals, less prone to failure ▪ Longer life with lower repair cost 0 10 20 30 40 50 2015 2016 2017 2018 2019 2020 $ m il li o n 1 3 Product Overview: Polycrystalline Diamond Drill Bit Inserts & Bearings Polycrystalline Diamond Drill Bit Inserts ▪ State of the art custom designed and manufactured drill bit inserts ▪ Proprietary technology driven by constant innovation ▪ Uncompromising commitment to outstanding quality and superior customer service Drill Bit Inserts Drill Bit Diamond Bearings Revenue Trend 1 3

Overview of Reservoir Chemical Technologies

CHAMPIONX

Pro Forma
FY'20 Revenue

$129mm

- Full range of drilling, completion, and well stimulation chemistries addressing a wide range of water, temperature, and pressure conditions
- Driving more successful and efficient drilling and hydraulic fracturing operations for national and international oil and gas service companies
- Sales and service experts supported by corporate account leaders and research scientists

% Total ChampionX[1]	Geography[1]	Applications

% Total ChampionX[1]


Reservoir Chemical Technologies
5%

Geography[1]


Asia Pacific
3%
Latin America
7%
Middle East & Africa
22%
55%
U.S.
Europe & Russia
10%
3%
Canada

Applications

- Drilling & completions
- Acidizing
- Cementing
- Hydraulic fracturing

Note: May not foot due to rounding. See appendix for reconciliation of non-GAAP financial measures including pro forma revenue.
[1] Pro forma revenue for the year ended December 31, 2020.

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Copyright 2020 ChampionX. All rights reserved.

Copyright 2020 ChampionX. All rights reserved. 1 5 Integration & Synergy Capture Status Cost Synergy Annualized Run-Rate Tracker $25M $50M $75M $100M $125M Cost Synergies ▪ Cost synergies execution is on track ▪ Expect to achieve the increased cost synergies of $125 million within 24 months of closing, including corporate cost avoidance, as well as functional savings opportunities and cost of goods sold efficiencies ▪ Separation from Ecolab is tracking ahead of schedule Revenue Synergies ▪ Continued progress on North America Joint Sell, Digital and International Artificial Lift Expansion growth opportunities ▪ Within our Production & Automation Technologies segment, we are seeing early momentum and revenue uplift from Better Together joint sales efforts, including recent wins in the Permian and Latin America regions ▪ Encouraging progress in expanding the portfolio of digitally-enabled products (e.g., smart skids) as digital pilot trials are underway with three customers Q3 exit run-rate Q2 exit run-rate Q4 exit run-rate

Copyright 2020 ChampionX. All rights reserved. 1 6 Strong Financial Position $161MM Debt Reduction Since Merger Date; Focused on Glide Path to ~1.0x Leverage Note: See the appendix of this investor presentation for reconciliation of non-GAAP financial measures including adjusted EBITDA, pro forma adjusted EBITDA, free cash flow and adjusted free cash flow. Capital Allocation Priorities ▪ Organic Growth Investments ▪ Critical R&D, Digital and Innovation Projects --- ~2% of Revenues ▪ Continued Debt Reduction ▪ Selective, Bolt-On Technology Acquisitions

Copyright 2020 ChampionX. All rights reserved. 1 7 We Are Clear and Focused on Our Strategic Priorities Realize Better Together Potential Accelerate Digital and Digitally- enabled Revenue Streams Leverage Global Footprint to Expand International Sales Build Enterprise-wide Continuous Improvement Rigor ▪ Grow digitally-enabled products to support existing sales (e.g., smart skids) ▪ Expand new digital revenue streams (e.g., monitoring, modeling & analytics services) ▪ Establish partnerships to leverage industry digital ecosystem ▪ Execute on targeted international expansion of artificial lift using Chemicals footprint ▪ Grow IOC & NOC share across lift and chemicals via combined offering & relationships ▪ Further build upon and execute on ChampionX Operational Excellence model ▪ Integrate productivity improvements as part of operating cadence across the enterprise ▪ Leverage digital to automate workflows & eliminate waste in business processes Priorities Key Elements ▪ Continue building on our purpose of Improving Lives and having a positive culture ▪ Leverage our production optimization expertise into broader production solutions ▪ Remain laser focused on cost synergy initiatives – G&A, Supply Chain, Cost Avoidance ▪ Thoughtfully integrate back-office functions and leverage shared services opportunities 1 2 3 4 Evolve Portfolio for Sustained Growth ▪ Leverage core capabilities across energy markets and natural adjacencies ▪ Develop ESG framework & roadmap which are integrated with our purpose and strategy ▪ Continue to allocate capital in ways consistent with our value creation framework 5

Copyright 2020 ChampionX. All rights reserved. Stronger in Downturn Stronger Across Periods Stronger in Recovery Weaker Across Periods D o w n tu rn P e rf o rm a n c e Recovery Performance 1 8 ▪ Lowest revenue decline from peak to trough which contributes to maintaining higher relative margins and ROIC ▪ Companies tend to be more diversified with lower net leverage Value Creation in Oilfield Services & Equipment “Top Box” performers drive long-term shareholder value ▪ More diversified business mix ▪ Strong equipment and technology exposure Companies with the strongest through-cycle performance were placed in the green box – stronger across periods. Strategy Operations Financial / Capital Allocation ▪ Highest EBITDA margin % through the cycle ▪ Highest ROIC ▪ Lowest net leverage ▪ Most consistent & balanced capital allocation policy ▪ Trade at highest valuations ▪ Less capital intensive ▪ Highest revenue growth from trough to peak but through-cycle margins and ROIC hurt by weaker downturn performance ▪ Companies tend to be drilling and completions focused ▪ Weaker financial performers across metrics including sales growth, margins and ROIC ▪ Companies tend to be less diversified with more offshore and drilling exposure and higher net leverage ▪ Limited technology offering ▪ Tend to be more services oriented “Top Box” 12 34 1 8

Copyright 2020 ChampionX. All rights reserved. 1 9 ChampionX’s Value Creation Algorithm Revenue Growth Capital AllocationMargin Performance ✓ Focus on stable revenue growth from a diversified and differentiated product portfolio ✓ Continue business mix toward production; with selected exposure to drilling and completions where we can win ✓ Maintain high margins from product differentiation & value delivered to customers ✓ Leverage innovation to deliver products and services that solve customers’ most critical needs ✓ Continue productivity rigor ✓ After initial de-leveraging, adopt a consistent & balanced return-focused capital allocation policy, including return of cash to shareholders ✓ Disciplined organic investment plus M&A approach which maintains “top box” performance + + 1 2 3 Consistent with “Top Box” Characteristics 1 9

Copyright 2020 ChampionX. All rights reserved. 2 0 Appendix

Copyright 2020 ChampionX. All rights reserved. 2 1 Drilling Technologies – Polycrystalline Diamond Cutter De-stocking and Re-stocking Cycles Source: ChampionX, Baker Hughes Rig Count.

Copyright 2020 ChampionX. All rights reserved. 2 2 Reconciliations of Non-GAAP Measures

Copyright 2020 ChampionX. All rights reserved. 2 3 Notices & Disclaimers Results on a Pro Forma Basis On June 3, 2020, Apergy Corporation closed on the acquisition of ChampionX Holding, Inc. (“the Transaction”) and changed its name ChampionX Corporation. “Reported results” reflect the respective contributions from each company based on the close of the Transaction. For comparative purposes, management has also presented herein certain unaudited pro forma financial information as if the Transaction was completed on January 1, 2019, including results on a pro forma basis for revenue, income before income taxes, income before income taxes margin, adjusted EBITDA, adjusted EBITDA margin, segment revenue, segment operating profit (loss), segment adjusted EBITDA, segment adjusted EBITDA margin for the years ended December 31, 2020, and December 31, 2019, and the quarterly periods ended December 31, 2020, September 30, 2020, and December 31, 2019. The financial results on a pro forma basis are provided to assist investors in assessing ChampionX’s performance on a basis that includes the combined results of operations of both Apergy Corporation and ChampionX Holding, Inc. for the full reporting period. ChampionX management believes this unaudited pro forma historical financial information helps investors understand the long-term profitability trends of its newly combined business giving effect to the Transaction and facilitates comparisons of our profitability to prior and future periods and to our peers. The historical financial results on a pro forma basis herein may not be comparable to similarly titled measures reported by other companies. About Non-GAAP Measures In addition to financial results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), this presentation presents non-GAAP financial measures. Management believes that adjusted EBITDA, adjusted EBITDA margin, segment adjusted EBITDA, segment adjusted EBITDA margin, adjusted net income attributable to ChampionX, adjusted diluted earnings per share attributable to ChampionX, pro forma adjusted EBITDA, pro forma adjusted EBITDA margin, pro forma segment revenue, pro forma segment operating profit (loss), and pro forma adjusted segment EBITDA reflect the core operating results of our businesses and help facilitate comparisons of operating performance across periods. In addition, free cash flow is used by management to measure our ability to generate positive cash flow for debt reduction and to support our strategic objectives, while adjusted working capital provides a meaningful measure of operational results by showing changes caused by revenue or our operational initiatives. The foregoing non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. A reconciliation of these non-GAAP measures to the comparable GAAP measures is included in the financial tables accompanying our earnings release of fourth quarter and full year 2020 results. The pro forma results for the period ended December 31, 2019 have been reclassified to conform to the presentation of current period financial statements. Long-lived asset impairment for the period has been reclassified from selling, general and administrative expense to conform with our current period presentation of long-lived asset impairment on the condensed consolidated statement of income (loss). This presentation also contains certain forward-looking non-GAAP financial measures, including adjusted EBITDA. Due to the forward-looking nature of the aforementioned non-GAAP financial measure, management cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures, such as net income. Accordingly, we are not able to present a quantitative reconciliation of such forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures. Amounts excluded from these non-GAAP measures in the future could be significant.

Copyright 2020 ChampionX. All rights reserved. 2 4 Reconciliation from As Reported Results to Pro Forma Results 2 4 Consolidated ChampionX – FY’19 Consolidated ChampionX – FY’20

Copyright 2020 ChampionX. All rights reserved. 2 5 Reconciliation from As Reported Results to Pro Forma Results 2 5 Consolidated ChampionX – Q3’20 Consolidated ChampionX – Q4’20

Copyright 2020 ChampionX. All rights reserved. 2 6 Reconciliation from Free Cash Flow to Adjusted Free Cash Flow 2 6 Consolidated ChampionX